UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2021 (March 19, 2021)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2021, Hilton Grand Vacations Parent LLC (“Holdings”), Hilton Grand Vacations Borrower LLC (the “Borrower”), Hilton Grand Vacations Inc. (the “Company” or “HGV”), and certain subsidiaries of the Borrower, entered into Amendment No. 4 to the Credit Agreement (the “Credit Agreement Amendment”) which amended the Credit Agreement, dated as of December 28, 2016, as amended by Amendment No. 1 to the Credit Agreement, dated as of November 28, 2018, Amendment No. 2 to the Credit Agreement, dated as of May 8, 2020, and Amendment No. 3 to the Credit Agreement (“Amendment No. 3), dated as of December 10, 2020, by and among the Borrower, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A. as administrative agent, collateral agent, swing line lender and L/C issuer thereunder (as amended by the Credit Agreement Amendment, the “Credit Agreement”).

The Credit Agreement Amendment, among other things, will amend each of the debt, lien and investment covenants to permit the previously announced proposed acquisition of Dakota Holdings, Inc., a Delaware corporation (the “Merger”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated March 10, 2021, by and among the Company, Hilton Grand Vacations Borrower LLC, Dakota Holdings, Inc. (“Dakota”), certain entities controlled by Apollo and certain other stockholders of Dakota named therein, and the assumption and incurrence of indebtedness in connection therewith, including but not limited to, a new $1.3 billion senior secured term loan facility and a new $675.0 million senior unsecured bridge loan facility and/or senior unsecured notes. Additionally, certain baskets and ratios under the Credit Agreement will be increased in connection with the Merger.

The minimum liquidity covenant in the Credit Agreement will continue to apply during the waiver period initially set forth pursuant to Amendment No. 3 to the Credit Agreement (the “Waiver Period”), with minimum liquidity increasing to $250 million from $175 million. All restrictions applicable during the Waiver Period, including, without limitation, the highest pricing tier, limitation on distributions and minimum liquidity will continue to apply during the Waiver Period.

The financial covenants under the Credit Agreement will be amended to provide greater flexibility to the Company. The first lien net leverage ratio will be amended such that the applicable level will not exceed for any test period ending (i) on or after the Waiver Period through and including December 31, 2021, 3.75:1.00, (ii) on March 31, 2022, 3.50:1.00, (iii) on June 30, 2022 or September 30, 2022, 3.25:1.00 and (iv) after September 30, 2022, 3.00:1.00. The interest coverage ratio will be amended such that the applicable level will not be less than for any test period ending (i) on or after the Amendment No. 4 Effective Date (as defined below) through and including the first full fiscal quarter following the Amendment No. 4 Effective Date, 1.25:1.00, (ii) on the end of the second full fiscal quarter following the Amendment No. 4 Effective Date, 1.50:1.00, (iii) on the end of the third full fiscal quarter following the Amendment No. 4 Effective Date, 1.75:1.00 and (iv) thereafter, 2.00:1.00.

The Credit Agreement Amendment will become effective upon the satisfaction or waiver of certain customary conditions, including the consummation of the Merger (the “Amendment No. 4 Effective Date”).

This summary is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and other Loan Documents (as defined in the Credit Agreement). Except as described in this Current Report on Form 8-K or as set forth in the Credit Agreement Amendment, all other terms and provisions of the Credit Agreement, including, without limitation, those provisions related to maturity date, maximum committed borrowing amounts, events of default, prepayment, and guarantees and collateral, remain the same.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2021, the Company entered into a separation agreement (the “Separation Agreement”) with Ms. Sherri A. Silver, pursuant to which Ms. Silver will resign from her position as Executive Vice President and Chief Marketing Officer effective March 19, 2021. She will remain employed by the Company as an advisor to the Company’s Chief Operating Officer through the closing date of the Merger, and, except as otherwise contemplated by the Separation Agreement, her employment with the Company will terminate effective as of the first business day following the closing date of the Merger. Pursuant to the Separation Agreement, if Ms. Silver remains employed through the closing of the Merger, she will receive separation benefits for a “Qualifying Termination” following a change in control as defined in her severance agreement with the Company, dated as of November 29, 2017 (the “Severance Agreement”). If there is a “Qualifying Termination” event prior to the closing of the Merger, Ms. Silver will receive such benefits for a “Qualifying Termination” without a change in control in accordance with the Severance Agreement. The Severance Agreement was previously filed as Exhibit 10.24 to the Company’s Form 10-K filed with the Securities and Exchange Commission on March 1, 2021. A description of the severance benefits which Ms. Silver would be entitled to receive under a “Qualifying Termination” is set forth in the Company’s definitive proxy statement for the 2020 Annual Meeting of Stockholders as filed with the SEC on March 26, 2020.

As previously announced in connection with the announcement of the Merger Agreement, except with respect to Ms. Silver as described above, the Company’s current executive management team will continue to serve in their roles through and after the closing of the Merger. In addition to his current role as the Company’s Chief Operating Officer and having oversight over the Company’s sales and marketing in the Asia region, Mr. Gurnik will be responsible for overseeing the Company’s marketing initiatives and continuing to implement its marketing strategy. Mr. Gurnik, who joined the Company in December 2018 from Travel & Leisure Co. (formerly known as Wyndham Destinations, Inc.), has over 30 years in the timeshare industry, including seven years as President of RCI, a worldwide leader in vacation exchange and travel services and the largest exchange network in the world where he was instrumental in growing RCI and its products, and oversaw RCI’s strategic direction, marketing and sales, and operations. The Company’s current senior sales leadership will continue to be in charge of the Company’s global sales operations and will be responsible for its combined global sales operations after the closing of the Merger.

Item 8.01 Other Events.

In connection with the Credit Agreement Amendment discussed under Item 1.01 of this Current Report on Form 8-K, on March 22, 2021, Hilton Grand Vacations Trust I LLC (the “Trust”), a subsidiary of the Company, entered into Amendment No. 18 to Receivables Loan Agreement (the “Warehouse Amendment”), which amends the Receivables Loan Agreement, dated as of May 9, 2013, by and among the Trust, as borrower, Hilton Resorts Corporation (“HRC”), a subsidiary of the Company, as seller, Bank of America, N.A., as administrative agent and structuring agent, Wells Fargo Bank, National Association, as paying agent and securities intermediary, certain financial institutions as conduit lenders, certain financial institutions as committed lenders, and certain financial institutions as managing agents (the “Warehouse Credit Facility”). Except as described in this Current Report on Form 8-K or as set forth in the Warehouse Amendment, all other terms and provisions of the Warehouse Credit Facility, as previously amended, remain the same.

The Warehouse Credit Facility, prior to the Warehouse Amendment, provided that the financial covenants undertaken by HRC therein conformed to the financial maintenance covenants set forth in the Credit Agreement as of an earlier date (without giving effect to any amendments, including the Credit Agreement Amendment).

The Warehouse Amendment provides that such financial covenants shall conform to the financial maintenance covenants set forth in the Credit Agreement (after giving effect to the Credit Agreement Amendment, but without giving effect to any subsequent amendments), by amending the definition of the Credit Agreement referenced therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Amendment No. 4 to the Credit Agreement, dated as of March 19, 2021, among Hilton Grand Vacations Parent LLC, Hilton Grand Vacations Borrower LLC, as borrower, Hilton Grand Vacations Inc., the guarantors party thereto, the lenders party thereto and Bank of America, N.A. as administrative agent, collateral agent, swing line lender and L/C issuer thereunder.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on HGV’s relationships, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the SEC on March 1, 2021, and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the SEC.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information about the Proposed Transaction and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed Merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the proxy statement because they will contain important information about the proposed Merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnish pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: March 25, 2021